SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  August 3, 2004




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-11001              06-0619596
  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut  06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                           ---------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   Other Events
          ------------

          On August 3, 2004, Citizens Communications Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)


                         By: /s/ Robert J. Larson
                             --------------------------
                             Robert J. Larson
                             Senior Vice President and
                             Chief Accounting Officer

Date: August 5, 2004

                                                        Exhibit 99.1


                                                 Citizens Communications
                                                 3 High Ridge Park
                                                 Stamford, CT 06905
                                                 203.614.5600
                                                 Web site: www.czn.net
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE


Contacts:
Brigid Smith                        Donald Armour
Assistant Vice President            Senior Vice President &
Corporate Communications            Treasurer
203.614.5042                        203.614.5124
bsmith@czn.com                      darmour@czn.com
--------------                      ---------------


                             CITIZENS COMMUNICATIONS
                    ANNOUNCES EXPECTED RESET INTEREST RATE ON
                               6.75% SENIOR NOTES

Stamford, Conn., August 3, 2004 - Citizens Communications Company (NYSE: CZN) announced today that it expects the reset interest rate on its 6.75% Senior Notes due 2006 (the "Notes"), which comprise a part of its 6.75% Equity Units (the "Equity Units") will be equal to the minimum rate of 6.75%. The interest rate on the Notes is being reset pursuant to the contractual requirements of the Notes and will be effective on and after August 17, 2004 assuming a successful remarketing of the Notes on August 12, 2004.

The securities affected by this announcement are as follows:

     *    6.75% Senior Notes due 2006 (CUSIP No. 17453BAC5); and

     *    Equity Units (CUSIP No. 17453B200).

Any holder that has sold its Equity Units on or prior to August 16, 2004 will not be entitled to receive excess proceeds, if any, from the remarketing, after deducting a remarketing fee to the remarketing agent.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities. The remarketing will only be made pursuant to a prospectus supplement and accompanying prospectus which, when finalized, may be obtained from the remarketing agent at the following telephone number: Morgan Stanley & Co. Incorporated, (212) 761-5409, attn: Nathan McMurtray. For additional information regarding the remarketing of the Notes, you may contact the remarketing agent at the phone number listed above.

More information on Citizens can be found at www.czn.net.

                                       ###